UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2021 (May 28, 2021)

SEVEN OAKS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39817	85-3316188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, 17th Floor

New York, NY 10022

(Address of principal executive offices, including zip co

Registrant’s telephone number, including area code: (917) 214-6371

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SVOKU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SVOK	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SVOKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”) entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by SPACs” (the “Statement”). The Statement reflects the SEC staff’s view that certain terms and conditions that are common to warrants issued by SPACs, such as Seven Oaks Acquisition Corp. (the “Company”), may require such warrants to be classified as liabilities rather than as components of equity on their financial statements.

The Company previously filed a Form 12b-25 with the Securities and Exchange Commission on May 17, 2021, to extend the due date for the filing of its Form 10-Q for the period ended March 31, 2021 (the “Report”). The Form 12b-25 disclosed that the Report was unable to be filed on time due to delays in assembling the financial information required to be reviewed by the Company’s independent auditor, and in completing the accounting of certain liabilities affecting the Company. Such further delay in filing the Report past the deadline set forth in the Form 12b-25 was due to issues that had arisen in connection with the Statement.

On May 28, 2021, Company received notice from the Nasdaq Stock Market LLC (the “Exchange”) that the Company was not in compliance with the Exchange’s continued listing standards as set forth in Listing Rule 5250(c)(1) given the Company failed to timely file the Report. Under the Nasdaq Listing Rules, the Company has 60 calendar days from the date of the notice to file the Report. On June 3, 2021, the Company filed the Report and notified the Exchange of the filing.

Item 8.01. Other Events.

On June 4, 2021, in accordance with the Exchange’s procedures, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated June 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN OAKS ACQUISITION CORP.

	By:	/s/ Andrew C. Pearson
		Name:	Andrew C. Pearson
		Title:	Chief Financial Officer

Dated: June 4, 2021